UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

Iterum Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-38503	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fitzwilliam Court 1st Floor Leeson Close
Dublin 2, Ireland		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 1 6694820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 26, 2024, Iterum Therapeutics plc (the “Company”) announced that it has fixed the close of business (5:00 p.m., Eastern Time) on July 16, 2024, as the record date (the “Record Date”) for its proposed rights offering. As previously disclosed, the Company plans to distribute subscription rights to the Company’s shareholders and holders of warrants that have contractual rights to participate in this offering, which have not been waived (each, an “eligible warrant” and collectively, the “eligible warrants”) as of the Record Date, non-transferable subscription rights to purchase an aggregate of 8,503,800 units (“Units”) at a subscription price of $1.21 per whole unit (the “Rights Offering”).

As of the date hereof, one holder of eligible warrants to purchase 56,606 ordinary shares has waived their contractual right to participate in the Rights Offering. Each shareholder and holder of eligible warrants will receive one subscription right for every ordinary share owned and every ordinary share issuable upon exercise of eligible warrants at 5:00 p.m., Eastern Time on the Record Date. Each whole Unit will consist of (a) one ordinary share, (b) a warrant to purchase 0.5 ordinary shares, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration one year from the date of issuance (the “1-year warrants”), and (c) a warrant to purchase one ordinary share, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration five years from the date of issuance (the “5-year warrants” and, together with the 1-year warrants, the “warrants”) which we refer to as the “basic subscription right.” Each subscription right will entitle its holder to purchase 0.50 Units, at a subscription price of $0.605 per 0.50 Units (the “Subscription Price” and such subscription right, the “Basic Subscription Right”), consisting of (a) 0.50 ordinary shares (b) a 1-year warrant to purchase 0.25 ordinary, and (c) a 5-year warrant to purchase 0.50 ordinary shares.

No fractional ordinary shares or fractional warrants will be issued upon the exercise of any subscription rights for Units issuable in this offering and shareholders and/or eligible warrant holders must exercise subscription rights for the number of Units which would result in the issuance of at least one whole ordinary share to participate in the Rights Offering. As a result, each shareholder and/or eligible warrant holder must exercise subscription rights for at least one whole Unit to participate in the Rights Offering. Further, warrants received by a shareholder and/or eligible warrant holder may only be exercised to purchase whole numbers of ordinary shares and may not be exercised in respect of any fractional ordinary shares. As a result, shareholders holding less than two ordinary shares and/or eligible warrant holders with eligible warrants exercisable for less than two ordinary shares may not be able to participate in the Rights Offer and shareholders holding less than four ordinary shares and/or eligible warrant holders with eligible warrants exercisable for less than four ordinary shares may not be able to acquire any exercisable 1-year warrants in the Rights Offering as they will have no pro-rata entitlement to do so.

Holders who fully exercise their Basic Subscription Rights will be entitled to subscribe for additional Units that remain unsubscribed as a result of any unexercised subscription rights (the “Over-Subscription Privilege”). The Company will not issue fractional Units. Fractional Units resulting from the exercise of the Basic Subscription Rights and the Over-Subscription Privileges (together, the “Rights”) will be eliminated by rounding down to the nearest whole Unit. If Over-Subscription Privilege requests exceed the remaining Units available, the remaining Units will be allocated pro-rata among holders who over-subscribe based on the number of ordinary shares and/or eligible warrants held by all holders exercising the privilege. Any excess subscription payment received by Computershare Trust Company, N.A., the subscription agent for the Rights Offering, will be returned, without interest or penalty, as soon as practicable following the expiration of the Rights Offering.

The Rights will be non-transferable and will only be exercisable during the applicable subscription period. The Company anticipates that the subscription period will begin on or about July 22, 2024, or as soon as practicable thereafter, and continue for a period of at least 14 calendar days (the “Subscription Period”).The Company expects to announce additional details about the Rights Offering in the near future. Once holders have exercised their Rights, such exercise may not be revoked, canceled, or changed, even if holders subsequently learn information about the Company or its business, financial position, results of operations or cash flows that is material or adverse or that the holders otherwise consider to be unfavorable. Rights not exercised at or prior to 5:00 p.m., Eastern Time on the expiration date, which the Company currently expects will be August 6, 2024 (the “Expiration Date”), will expire and will hold no value.

The information herein, including the expected timing and terms of the Rights Offering, is subject to change. The Company reserves the right to amend the terms of the Rights Offering, extend the Subscription Period, or cancel or withdraw the Rights Offering at any time prior to the Expiration Date and for any reason. Any extension, amendment or termination will be followed promptly by a public announcement thereof which, in the case of an extension, will be made no later than 9:00 a.m., Eastern Time, on the next business day after the previously scheduled Expiration Date.

Further information regarding the Rights Offering is set forth in the registration statement on Form S-1, as amended, (No. 333-280045) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”). The Registration Statement has not yet become effective. The Rights Offering will be made pursuant to such registration statement and a prospectus to be filed with the Commission prior to the commencement of the Rights Offering. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s plans, strategies and prospects for its business, including the development, therapeutic and market potential of sulopenem, the planned commencement date, Subscription Period and Expiration Date of the Rights Offering, the terms of the Rights, the Units, the 1-year warrants and the 5-year warrants and the number of Units to be offered in the Rights Offering. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including the uncertainties inherent in the initiation and conduct of clinical and non-clinical development, changes in regulatory requirements or decisions of regulatory authorities, the timing of approval of any submission, changes in public policy or legislation, commercialization plans and timelines, if oral sulopenem is approved, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the sufficiency of the Company’s cash resources and the Company’s ability to continue as a going concern, the Company’s ability to maintain listing on the Nasdaq Capital Market, risks and uncertainties concerning the outcome, impact, effects and results of the Company’s pursuit of strategic alternatives, including the terms, timing, structure, value, benefits and costs of any strategic process and the Company’s ability to complete one, whether on attractive terms or at all, the expected use of proceeds from the Rights Offering and other risks and uncertainties discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 filed with the Commission, and other documents filed with the Commission from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iterum Therapeutics plc

Date:	June 26, 2024	By:	/s/ Corey N. Fishman
Chief Executive Officer